

Merger Summary for Global Hi-Tech Industries Ltd. and Geneva Acquisition Corporation

to be known as

India Steel & Metals Corp.

December 2008

Table of Contents

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Information about Solicitation

- The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Geneva Acquisition Corporation ("Geneva") on December 2, 2008. Geneva is holding presentations for its stockholders regarding its purchase of Global Hi-Tech Industries, Ltd. ("GHIL") (as described in an earlier Form 8-K filed by Geneva which describes the acquisition in more detail).
- Lazard Capital Markets ("Lazard"), the managing underwriter of Geneva's initial public offering ("IPO") consummated in February 2007, is assisting Geneva in its efforts and will receive approximately $2,070,000, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of GHIL. Geneva and its directors and executive officers and Lazard may be deemed to be participants in the solicitation of proxies for the special meeting of Geneva's stockholders to be held to approve this transaction. Geneva's officers and directors are also stockholders of Geneva and have waived their rights to any liquidation distribution Geneva makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Geneva does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Interested persons can also read Geneva's preliminary and definitive proxy statements, when they are available, as well as Geneva's final IPO prospectus, dated February 12, 2007, as well as periodic reports Geneva filed with the SEC, for more information about Geneva, its officers and directors, and their individual and group security ownership in Geneva, and interests in the successful consummation of the acquisition of GHIL.
- Geneva's stockholders and other interested persons are advised to read Geneva's preliminary and definitive proxy statements, when available, in connection with Geneva's solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of GHIL and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov). Once available, Geneva will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Geneva.

Non-GAAP Financial Measures

This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of GHIL.



1

Transaction Overview

Geneva's Search

- Geneva raised $69 million through its Initial Public Offering on February 13, 2007 through the sale of 11.5 million Units, comprised of one share and two warrants, at $6.00 each.
- The Geneva team evaluated many opportunities to identify a company that is able to weather global economic uncertainties with the potential to provide attractive returns.
- Our search included companies in both the United States and abroad and encompassed several industry sectors as we sought to find the best opportunity possible for our shareholders.
- On November 28th we signed a definitive agreement to acquire Global Hi-Tech (GHIL)
  - A fully integrated steel company in India, one of the world's most rapidly growing economies
  - Has grown from start up in 2005 to $50 million in revenue and $10.4 million in EBITDA for FY 3/31/08
  - Manufactures structural steel products primarily used for domestic infrastructure projects
  - Stable customer base and benefits from local market demand, government incentives, and undersupply
  - Has strong and experienced operating management

Investment Thesis

- **Participates in India's high growth infrastructure sector**

- **Well defined use of capital**
  - ***Short term initiatives***
    1. Immediate addition of $5mm of working capital to increase capacity utilization rates and shift product mix to higher value added structural steel products
    2. Plant expansion is expected to triple manufacturing capacity in the near-term
  - ***Longer term initiatives***
    3. Finalize license and complete development of an iron ore mine with expected reserves of 10-15 years, potentially reducing raw material cost up to 50%
    4. Build a captive 30 MW power generation facility, potentially reducing power costs up to 50%

- **Attractive valuation**
  - Pro forma EV / EBITDA valuation of 2.3x FY2010E EBITDA

- **Aligned management and shareholder interests**
  - Nearly 60% of shares to be issued to ISMC tied to EBITDA earn-out hurdles

Transaction Highlights

- **Base Consideration***
  - $11.7 million cash at closing
  - Assumption of up to $18 million in debt
  - 2.5 million shares to ISMC at closing

- **Potential Earn-out Consideration**
  - 1.0 million shares earned upon receipt of final mining license
  - 5.7 million earn-out shares earned linearly as follows:

At March 31,	EBITDA Range	Earn-out Shares
2010	$20.0 - $25.0 Million	0 - 1,150,000
2011	$35.0 - $40.0 Million	0 - 1,830,000
2012	$55.0 - $65.0 Million	0 - 1,830,000
2013	$66.0 - $81.0 Million	0 - 850,000

- **Dividend to Public Shareholders**
  - Geneva intends to declare a dividend of $2 per share post acquisition
  - This dividend will not be paid on Geneva founder shares or on shares owned by GHIL insiders

- **Geneva Sponsors Return Founder Shares**
  - Geneva Sponsors to return 1.0mm of 2.5mm founder shares to the Company

* Assumes 100% of Global Hi-Tech purchased. At initial closing, 51.6% of Global Hi-Tech would be purchased. Geneva expects to purchase the remainder shortly after closing on the 51.6%.

Attractive Post-Transaction Valuation

	Fiscal Year Ends March 31, 2009E	2010E
Total Ownership (Fully Diluted Treasury Method)[1]		
Public[2]	11.5	11.5
Founders [3]	1.5	1.5
Consideration to ISMC (includes earn-out in FY2010)	2.5*	3.7
Total Fully Diluted Shares Outstanding[1]	15.5	16.7
Estimated Share Price[4]	$4.00	$4.00
Market Capitalization	$62.0	$66.6
Plus: Net Assumed Debt	$18.1	$18.1
Less: Cash Remaining From GAC	$31.5	$31.5
Plus: Additional Debt	$0.0	$6.0
Total Enterprise Value	$48.6	$59.2
Projected EBITDA	$11.1	$25.3
TEV / Est. EBITDA	**4.4x**	**2.3x**

Note: Numbers have been rounded; calculations based on un-rounded numbers

* Assumes 100% of Global Hi-Tech purchased. At initial closing, 51.6% of Global Hi-Tech would be purchased. Geneva expects to purchase the remainder shortly after closing on the 51.6%.

(1) Treasury method calculated using estimated share price as indicated and $5.00 exercise price of outstanding warrants.

(2) Assumes no redemptions of public shares at transaction date.

(3) After giving effect to promoters returning 1,000,000 shares to the company

(4) Based on estimated value of cash in trust per public share of $6.00 less $2.00 dividend per public share at transaction date.

Our Partner: Global Hi-Tech Industries

To be known as……

India Steel & Metals Corp.

- Manufacturer of steel products based in Gujarat, approximately 200 miles northwest of Mumbai
- Sells structural steel, billets and sponge iron into rapidly growing Indian infrastructure sector that benefits from government incentives
- State-of-the-art steel manufacturing facility on 138 acres with the ability to triple capacity within its existing footprint
- Strategically located near customers with proximate sea and rail access
- Sustainable cost structure
- Over 600 employees and near large labor pool
- Profitable, growing business that can utilize Geneva's equity capital to dramatically increase revenues and earnings in the short term

Strong Projected Growth


Revenue ($ million)
300
250
200
150
100
50
0
6
25
50
53
119
185
223
265
FY06
FY07
FY08
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P


EBITDA ($ million)
(EBITDA Margin)
100
90
80
70
60
50
40
30
20
10
-
40%
35%
30%
25%
20%
15%
18%
17%
21%
21%
21%
18%
26%
35%
1
4
10
11
25
34
58
93
FY06
FY07
FY08
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P

Note - Fiscal year end March 31
1 USD = Re.44.01 (5 years Federal Reserve Bank of New York's average noon buying rate)

The Post-Acquisition ISMC Team

Operating Management post - acquisition

Ash Belur
President & CEO

- Goldman Sachs
- ABN AMRO
- ISMC Board Member

Prakash Rajgarhia
Chairman of GHIL

- R.B. Chemicals
- Baba Corporation
- Netkraft
- Aurovision

N. P. Terkiwal
CEO of GHIL

- Global Hi-Tech
- Hi-Tech Abrasives
- Ramprasad Textiles

Dhiren Kothary
CFO of GHIL

- Quest Profin
- Vinod Dasa & Co
- Ragni Shah Associates

Complementary Skills With Over 100 Years of Combined Experience in Indian Steel, International Capital Markets and Entrepreneurial Settings

The Post-Acquisition ISMC Board

Board of Directors

RC Krishna
Chairman of the Board
- Rising Sun Holdings
- Global Medical Staffing
- India Globalization

James McGrath
Director
- American Medical Response
- Perceptron
- William E. Simon &Sons
- EF Hutton & Co.

Vinod Verma
Director
- Societe Generale
- Bank of India
- Canara Bank
- Delhi Cloth Mills

Board of Advisors

Raman Madhok
Advisor
- ex CEO JIndal Steel

Vincent Pica
Advisor
- Prudential Securities
- Longwing / Neuwing
- Redgate / AOL
- EF Hutton&Co

John Rousseau
Advisor
- Nexus Medical Partners
- Sears Development (Homart)
- Hale and Dorr

Complementary Skills With Over 100 Years of Combined Experience in Indian Steel, International Capital Markets and Entrepreneurial Settings



2

Indian Steel Industry

Sustainable Driving Forces

- **Government incentives for infrastructure projects provide sustainable, attractive growth to Indian Steel companies**
  - 6 years of infrastructure spending committed to reach $475 billion (2007-2012)*
  - Infrastructure spending was 5% of GDP in 2007 growing to 9% of GDP by 2012*
- **Projects planned for the next five years will require a vast quantity of steel for**:**
  - Additional power generation capacity of about 70,000 MW
  - Constructing dedicated freight corridors between Mumbai-Delhi and Ludhiana-Kolkata
  - Modernization and redevelopment of 4 metro and 35 non-metro airports
  - Capacity addition of 485 million MT in major ports, 345 million MT in minor ports
  - Modernization and redevelopment of 21 railway stations
  - Expanding 6,500 km of Golden Quadrilateral and selected national highways to six lanes
  - Constructing 165,244 km of new rural roads, and renewing and upgrading existing 192,464 km covering 78,304 rural communities
- **Government is encouraging the importation of critical raw materials**
  - To ensure ample supply and to keep costs down
  - There is no duty on coking coal, steel scrap, sponge iron, iron ore, metallurgical coke, etc.***
- **Wide gap in relative consumption of steel indicates the potential ahead for India in raising its steel consumption******
  - India's per capita steel consumption is 46 Kg, vs. world average of 150 Kg.

---

* Indian Economic News – Newsletter dated January 2008, from the Embassy of India, Netherlands
** India Brand Equity Foundation, Trade and Economy, Infrastructure, April-June 2008
*** Steel and Natural Resources Strategy Research New Delhi, India, September 2008 Edition
**** Mott MacDonald

Structural Steel: Strong Long-Term Demand

- **ISMC expects to continue selling all of its structural steel output given the forecasted demand for the next 5 years**
  - Demand for structural steel products is expected to grow at average annual rate in India of 8% during 2008-2012, much faster growth rate than supply (supply is expected to grow at an average annual rate of 7%)

Demand
(Figures in million MT**)



8.0
7.0
6.0
5.0
4.0
3.0
3.90
4.00
4.49
4.90
5.28
5.70
6.16
6.65
7.19
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009E
FY 2010E
FY 2011E
FY 2012E

**Mott MacDonald*
*** MT refers to Metric Tonnes*



3

Our Company

ISMC Products







Structural Steel

- Finished, high value-added 'long' pieces of steel
- I-beams, H-beams, U-channels, and similar products
- Beams, columns, joists

Billets

- Intermediate stage products later made into structural steel
- Liquid steel is cast into long rectangular bars which are typically 4-8 inches in both height and width, and 10-20 feet in length
- Excess billets currently sold to other steel plants, but as capacity expands will be used 100% internally

Sponge Iron ("DRI")

- High ferrous content material produced in either lump or pellet form
- Alternative to scrap steel
- Excess DRI currently sold to other steel plants, but as capacity expands will be used 100% internally

Strong Customer Base

- Primarily serving infrastructure projects
  - End user customer base currently is 100% Indian
  - Order sizes range from $17K to $152K, and average approximately $84K
  - Largest customer accounts for 14% of revenue
  - Top 10 customers account for 58% of revenue
- End uses for steel include:
  - Airports and seaports
  - Bridges and tunnels
  - Telecommunication towers
  - Hotels and stadiums
  - High-rise buildings
  - Shipbuilding
  - Electrification
  - Roadways
- Large and growing repeat customer base engaged in long term projects









Competitive Advantages

- **Current Advantages**
  - An integrated steel plant
  - Close proximity to railways and sea ports
  - Flexibility to accommodate individual customer needs
  - Ready, available and inexpensive local labor pool
  - New and efficient state-of-the-art manufacturing facility
  - Strong local market position
  - Favorable government incentives drive high regional demand growth
  - Compliance with environmental regulations

- **Post-Combination Advantages**
  - Additional working capital is expected to increase volume, which will result in steady throughput
  - Fixed overhead costs are expected to spread over more units, lowering unit costs
  - Product mix to shift to higher value-added structural steel products with higher margins
  - Higher technology process improvements and equipment are expected to lower unit labor costs
  - Captive ore mine could lower raw material costs and provide uninterrupted ore supply
  - Self-generation of electrical power would further reduce cost and improve margins

Advantageous Strategic Location



Plant location

ISMC's location on West Coast of India enables easy access to transportation



Scale
10 Km
Khavda
Dhori
Nakhatrana
Bhuj
Anjar
Mandvi
Mundra
Gandhidham
Kandla
Bhachau
Rapar
Santalpur
Radhanpur
Bhabhar
Vagdod
Chanasma
Sami
Bechraji
Dasada
Rampura
Viramgam
Maliva
Halvad
Dhrangadhra
Lakhtar
Surendranagar
Morbi
Wankaner
Muli
Sayla
Limbdi
Chotila
Ranpur
Paddhari
Tankara
Jodiya
Jamnagar
Sika
15
8A

Plant location | Nearest ports | Nearest railway



4

Strategic Growth Plan

Increase Capacity Utilization

IMPROVE UTILIZATION | TRIPLE CAPACITY | CAPTIVE IRON ORE MINE | SELF POWER GENERATION

Upon closing the transaction we intend to invest $5mm of working capital is expected to be invested into the Company

- **Increase Capacity Utilization from 45% to over 80%**
  - Purchase raw materials
  - Produce more structural steel to meet unfulfilled local demand
- **Move the Product Mix to higher margin structural steel product**
  - Finished Structural Steel products generate higher margins, but typically have a longer working capital cycle

Capacity Expansion Program

IMPROVE UTILIZATION | TRIPLE CAPACITY | CAPTIVE IRON ORE MINE | SELF POWER GENERATION

We intend to expand manufacturing capacity from 100MT to 300MT

- **Expected to take 8 months**
  - Including civil works, ordering equipment, commissioning and trail runs
  - Trial runs begin in November 2009 for production in December 2009
- **New equipment purchased will include a Sponge Iron Kiln, Electric Arc Furnace, and rolling mills**
  - Brownfield expansion not Greenfield Expansion
  - No additional land or power infrastructure required
- **The estimated cost is $34mm**
  - Major cost breakup includes – Sponge Iron Kiln ($7mm), Electric Arc Furnace ($11mm), Rolling Mills ($10mm)

Captive Source of Iron Ore

IMPROVE UTILIZATION | TRIPLE CAPACITY | **CAPTIVE IRON ORE MINE** | SELF POWER GENERATION

- **The Company has received a preliminary Prospecting License for an iron ore mine in Chhatarpur District in the state of Madhya Pradesh, India (~600km from Gujarat).**
  - 50 acres in size. Average Fe-content estimated at 62%
  - Final mining license is expected in March 2010*
  - Ore mine expected to begin commercial operation FY 2012
- **Expected reserves (10-12 million MT) would be sufficient to produce 15 years of raw material for expanded ISMC operation**
- **Vertical integration to iron ore has 2 major advantages for ISMC:**
  - Enhanced gross margins
  - Assured captive supply
- **2nd Prospecting License application in Sagar district in the state of Madhya Pradesh, India has been submitted and is being processed**

** Nicolene, an entity owned by Prakash Rajgarhia, N.P. Tekriwal, Ashok Maskara, and Mitesh Saraf (each a current shareholder of GHIL) to receive 1.0 million earn-out shares upon the receipt of final mining license*

Planned Self Generation Electrical Power Plant

- **30 MW of electrical power generation planned**
  - two 7.5MW Waste Heat Recovery Boilers
  - one 15 MW Fluidized Bed Combustion unit
- **Waste heat recovery facility:**
  - improves the energy efficiency of plant
  - qualifies plant for Carbon Credits.
- **Captive power plant is expected to lower energy costs by 65% and increase gross margin by 6%**
- **17 months lead time from project inception to power online**

Growth Resulting from Investments

Revenue ($ million) / Utilization (MT)



300
250
200
150
100
50
0
250,000
200,000
150,000
100,000
50,000
0
FY06
FY07
FY08
FY09P
FY10P
FY11P
FY12P
FY13P
REVENUE
UTILIZATION

EBITDA ($ million)



100
90
80
70
60
50
40
30
20
10
-
Power generation
Iron ore mine
Expansion of exisiting plant
Working capital infusion
93
19
29
31
14
58
9
12
24
12
34
17
17
25
10
15
11
10
4
FY06 P
FY07 P
FY08 P
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P

Note - Fiscal year end March 31
1 USD = Re.44.01 (5 years Federal Reserve Bank of New York's average noon buying rate)

Overview of FY 2010 Growth

EBITDA Growth
From FY2009 to FY2010


$25.3
Expanded Production
0MT
42MT
(3-4 months of New Capacity)
$9.9
Production from Existing Capacity
46MT
48%
77MT
80%
$11.1
$15.4
FY09
FY10

- **Utilization of Existing Capacity is expected to increased from 45% to over 80% due to availability of additional working capital ($5mm)**
  - Production is expected to increase from 46MT (FY 2009 to 77MT (FY 2010)
  - The production gains are offset by an estimated increase in power costs and the requirement to carry higher inventories of raw materials
- **Expand Capacity from 100MT to 300MT ($35mm)**
  - Project could be completed by 12/09
  - Production of an additional 42MT from new capacity over those 4 months in FY 2010

Note - Fiscal year end March 31
1 USD = Re.44.01 (5 years Federal Reserve Bank of New York's average noon buying rate)

Summary and Conclusion

- ISMC has a detailed, comprehensive, and executable plan to substantially grow its business through:
  - application of working capital to **utilize existing capacity** starting promptly after the acquisition
  - expansion of its facilities to **triple capacity** within 12 months
  - **vertical integration** by acquiring iron ore mining licenses which are expected to enhance gross margin and assure captive supply of raw materials for 15+ years
  - **increasing efficiencies** by building a captive power generation plant

- India's infrastructure is rapidly growing with strong government support that assures ready and available markets

- **Fully aligned management** with extensive steel industry experience betting a substantial portion of their equity value on achieving aggressive EBITDA goals

- **Attractive valuation** of 2.3x based on estimated FY2010 EBITDA



A

Appendix

Attractive Post-Transaction Valuation

TEV / FY2010E EBITDA



4.9x
2.3x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer Group
ISMC

EBITDA Compound Annual Growth Rate[(1)]



78.3%
22.8%
80.0%
60.0%
40.0%
20.0%
0.0%
Peer Group
ISMC

Notes / Source

Note: Multiples calculated using ISMC fully diluted TEV. Direct peer group consists of: NYSE:GSI, NYSE:AMN, TSEC:2015, and BSE:505982. Valuation outliers excluded to avoid skewing valuation multiples. Peer group based on 12/31/09 fiscal year end and ISMC based on 3/31/10 fiscal year end.

(1): EBITDA CAGR calculated over three year period based on actual 2007 EBITDA to estimated 2009 EBITDA.

Source: Bloomberg I/E/B/S estimates and Wall Street research as of 12/1/08.

Comparable Public Companies

- The 4 public companies below are engaged in making steel and/or supplying products to developing countries' infrastructure projects.
  - 2 Asian steel companies produce structural steel products
  - 1 company produces basic construction products for infrastructure of developing countries
  - 1 company produces basic metal products for Indian market and is ~size of ISMC

($MM, except per share data)

Company Name	Share Price [1]	Equity Value [2]	Enterprise Value [2]	Revenue [3] 2008E	Revenue [3] 2009E	Enterprise Value / Revenue [5] 2008E	Enterprise Value / Revenue [5] 2009E	EBITDA [3] 2008E	EBITDA [3] 2009E	Enterprise Value / EBITDA [5] 2008E	Enterprise Value / EBITDA [5] 2009E
Steel Companies (China / Taiwan)											
Feng Hsin Iron & Steel Co. Ltd.	0.91	531	593	1,165	699	0.5x	0.8x	202	136	2.9x	4.3x
General Steel Holdings, Inc.	3.35	121	504	1,495	1,968	0.3x	0.3x	58	89	8.7x	5.7x
Developing Country Infrastructure											
Ameron International Corp	53.88	495	408	663	725	0.6x	0.6x	68	88	6.0x	4.6x
Forging (India) [4]											
Hinduja Foundries Ltd	1.53	29	91	108	138	0.8x	0.7x	13	18	7.0x	4.9x
					Mean:	**0.6x**	**0.6x**			**6.1x**	**4.9x**
					Median:	**0.6x**	**0.6x**			**6.5x**	**4.8x**

(1) Share prices and market values are as of November 28, 2008.
(2) Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted. Enterprise value is equity value plus total debt and minority interest, less cash and equivalents.
(3) Projections based on Wall Street analyst research compiled by Bloomberg LP as of 12/1/08 unless otherwise noted.
(4) Fiscal Year Ends March 31, 2009 and March 31, 2010.
(5)Multiples that are negative or above a certain limit (100x for earnings multiples) are considered not meaningful.
Note: 1 USD = Re 44.01 (5 years Federal Reserve Bank of New York's average noon buying rate).

Contacts

- India Steel & Metals Corporation

RC Krishna	347-524-8425	RCKrishna@att.blackberry.net
Ash Belur	44-20-8201-9316	Ash.Belur@ironglobal.com

- Geneva Acquisition Corporation

Jim McGrath	617-361-6530	JMcgrath@geneva-spac.com
Vin Pica	212-863-9434	Picanyc@geneva-spac.com
John Rousseau	617-472-2805 ext 8410	JRousseau@geneva-spac.com

- Investor Relations

The Equity Group, Inc.

Lena Cati	212-836-9611	LCati@equityny.com
Linda Latman	212-836-9609	LLatman@equityny.com



Merger Summary for
Global Hi-Tech Industries Ltd.
and
Geneva Acquisition Corporation

to be known as

India Steel & Metals Corp.

December 2008